Inland American Update as of June 30, 2009




KROGER
PHARMACY




HYATT

Inland American
REAL ESTATE TRUST, INC.

Forward Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward looking statements. These risks are outlined more particularly in our annual report on Form 10-K for the year ended December 31, 2008 and our quarterly report on Form 10-Q for the period ended June 30, 2009 and include but are not limited to:

- Our investment policies and strategies are very broad and permit us to invest in any type of commercial real estate
- We may borrow up to 300% of our net assets, and principal and interest payments will reduce the funds available for distribution
- Our business manager could recommend investments in an attempt to increase its fees because the fees paid to it are based upon a percentage of our invested assets and, in certain cases, the purchase price for these assets
- We pay significant fees to our business manager, property managers and other affiliates of IREIC
- We have a limited operating history
- There is no market for our shares and we do not expect to list our shares in the near future
- You will not have the opportunity to evaluate our investments before we make them because we have not identified all of the specific assets that we will acquire in the future
- Employees of our business manager, property managers and two of our directors are also employed by IREIC or its affiliates and face competing demands for their time and service and may have conflicts in allocating their time to our business
- We rely on our business manager and property managers to manage our business and assets
- We may not continue to qualify as a REIT
- Our articles limit a person from owning more than 9.8% of our common stock without prior approval of our board

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which as been filed or registered with appropriate state and federal regulatory agencies. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Further, none of these companies are affiliated with Inland American in any manner.

Overview

As June 30, 2009

- Owns a diversified portfolio of core commercial real estate including:
  - Retail
  - Lodging
  - Office
  - Multi-Family/Student Housing
  - Industrial
- Owned directly or indirectly through joint ventures **940 properties**
  - **43 million square feet**
  - **6,663 multi-family units**
  - **15,125 lodging rooms**
- Invests in joint ventures, development projects, real estate loans and marketable securities
- One of five REITs sponsored by an affiliate of The Inland Real Estate Group of Companies, Inc. ("Inland")

Strategy

Diversified Real Estate Portfolio Balances Risk Exposure

- Core assets in several real estate sectors nationwide
- Investments in joint ventures, developments, loans and marketable securities designed to enhance core stabilized yield

Conservative Balance Sheet Management

- Low leveraged buyer - **44% debt to assets** as of June 30, 2009
- No corporate level debt – individual loans on each property limits risk

Maximize Long-Term Stockholder Value

- Invest in real estate assets that produce attractive current yields and long-term risk-adjusted returns
- Generate sustainable and predictable cash flow from our operations
- Focus on preservation of capital

Major Challenges

- Global credit crisis impacts
  - Liquidity
  - Ability to refinance maturing debt
  - Limited ability to purchase new assets
- Joint Ventures
  - Leasing
  - Certain JV development projects
  - Lending/Borrowing
- Lodging occupancy and revenue

Strategy to Mitigate the Challenges

- Focus on smaller regional banks, Fannie Mae & Freddie Mac and larger lenders to access debt to fund existing obligations
- We have the ability to manage existing joint venture development projects that may be experiencing challenges
- Our specialized lodging asset management group continues to address occupancy and cost control measures

Diversified Strategy Balances Risk Exposure

As of June 30, 2009

Investment Allocation - $11.5B*



Core Assets – 78%
Retail – 36%
Lodging – 28%
Office – 21%
Industrial – 9%
Multi-Family – 6%
Total Assets $11.5B
Joint Ventures – 5%
Notes Receivable – 4%
Development – 3%
Marketable Securities – 2%
Cash & Other Assets – 8%

Inland American REAL ESTATE TRUST, INC.

Figure includes offering proceeds and debt. Approximate book value as of June 30, 2009

Joint Ventures & Development: 8% of Total Assets

As of June 30, 2009

- Disciplined, limited approach to investing in joint ventures including operational and development projects
- Student housing and correctional facilities comprise the majority of development – projects on track
- Development within some joint ventures currently experiencing delays in construction financing and lease-up. We are able to manage the projects as needed.
- Selective partnerships with local developers having regional expertise in many real estate classes across the U.S.


Total Assets $11.5B
Joint Ventures – 5%
Development – 3%

Notes Receivable & Marketable Securities: 6% of Total Assets

As of June 30, 2009



Total Assets $11.5B
Notes Receivable – 4%
Marketable Securities – 2%

- Impairments on securities are **non-cash** charges, which may ultimately result in future gains as the market recovers
- Notes receivable include certain loans to borrowers who are stressed due to recession

Conservative Balance Sheet Management

- Manageable debt maturities
- Low leveraged buyer
- Individual property debt – not corporate

Manageable Debt Maturities

As of June 30, 2009


$600M
$550M
$500M
$450M
$400M
$350M
$300M
$250M
$200M
$150M
$100M
$50M
0
$590M
190
$271M
35
$19M
$139M
$5M
$22M
$102M
$85M
$86M
$79M
$65M
$53M
25
$24M
75
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2009 - $89M
2010 - $814M
2011 - $591M

- **Q3 2009:** Loan amounts of $236M currently being extended or financed for one or two years; $108M was repaid prior to 5/31/09
- **Q1 2010:** $200M of expiring debt has two, one-year extension options that we intend to take

Fixed Debt
Variable Debt

Inland American REAL ESTATE TRUST, INC.

Unencumbered Assets

As of June 30, 2009

- Provide another resource for capital when credit markets return
- Assets totaling $650 million have no existing debt
- Inland American will be able to generate additional purchasing power for the REIT once these are leveraged with mortgage loans
- Examples within portfolio


Marriott

The Woodlands Waterway Marriott Hotel
The Woodlands, TX


Kroger
Food &
Drugs

Silverlake Shopping Center
Erlanger, Kentucky

Balanced Acquisition of Assets Over Time

As of June 30, 2009



$4.01B - 326 Properties
$5.91B - 614 Properties
Acquired Value
$1.8B
$1.6B
$1.4B
$1.2B
$1.0B
$800M
$600M
$400M
$200M
0
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
Quarters
Quarters
Cap Rate Low Point

Current Portfolio – 36 States – 940 Properties

As of June 30, 2009

Multi-Family
18 Properties
8 States
6,663 Units

Industrial
64 Properties
17 States
15.4M Square Feet

Office
40 Properties
17 States
10M Square Feet

Lodging
99 Properties
23 States + Dist. of Col.
15,125 Rooms

Retail
719 Properties
32 States + Dist. Of Col.
16.2M Square Feet


Washington
Oregon
California
Nevada
Idaho
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Mississippi
Michigan
Indiana
Kentucky
Tennessee
Alabama
Ohio
Georgia
Florida
West Virginia
Virginia
North Carolina
South Carolina
Pennsylvania
New York
Maine
VT
NH
Mass.
CT
RI
NJ
MD
DE
Less than 1 MSF
+1 - 5 MSF
More than 5 MSF
Hotel Rooms Only
TX - 93
7,239,473 SF

Inland American REAL ESTATE TRUST, INC.

Top Tenants: 76% Are Investment Grade by Annualized Base Rent

As of June 30, 2009

Tenant Name	Rating	Type	% of Total Annualized Income	% of Total SF
SunTrust Banks	A-	Retail/Office	10.5%	5.0%
AT&T, Inc.	A	Office	8.8%	7.9%
Citizens Banks	A-	Retail	3.9%	2.2%
Sanofi-Aventis	AA-	Office	3.2%	1.6%
United Healthcare Services	NR	Office	3.1%	2.7%
C&S Wholesalers	Private	Industrial	2.9%	6.6%
Atlas Cold Storage	NR	Industrial	2.5%	4.2%
Stop & Shop	BBB	Retail	2.0%	1.3%
Lockheed Martin Corporation	A-	Office	1.9%	0.8%
Cornerstone Consolidated Services Group	BB-	Industrial	1.1%	2.1%

Retail: 36% of Core Real Estate Portfolio

As of June 30, 2009

- 93% economic occupancy
- 67% of retail properties are necessity based, serving consumer needs
- Strategic concentration in strong Texas market


KROGER
Signature

Tomball Town Center Houston, TX

Lodging: 28% of Core Real Estate Portfolio

As of June 30, 2009

- 64% occupancy compared to industry average of 54.6%*
- 48% Marriott, 40% Hilton
  Includes such brands as
  Courtyard by Marriott,
  Residence Inn & Hilton Garden Inn
- Strong portfolio located in targeted urban markets:
  Washington, D.C., Atlanta, GA
  Dallas & Houston, TX
- Acquisitions incorporate "demand drivers" such as major airports, business travel destinations, colleges & universities



Hilton Garden Inn Atlanta North/Alpharetta



Courtyard by Marriott Lebanon, NJ

Inland American
REAL ESTATE TRUST, INC.

*Source: Smith Travel Research (STR)

Office: 21% of Core Real Estate Portfolio

As of June 30, 2009

- 96% economic occupancy
- Strategic mix of single and multi-tenant buildings
- 73% single-tenant of which 79% are investment grade



The IDS Center | Minneapolis, MN

Inland American REAL ESTATE TRUST, INC.

Multi-Family/Student Housing: 6% of Core Real Estate Portfolio

As of June 30, 2009

- 89% economic occupancy
- Multi-family concentration in Texas
- Student housing in close proximity to major universities
  - University of Pennsylvania
  - University of Alabama/Birmingham



UAB/Birmingham Birmingham, AL

Inland American REAL ESTATE TRUST, INC.

Industrial: 9% of Core Real Estate Portfolio

As of June 30, 2009

- 97% economic occupancy
- 42% of industrial segments serves the needs of essential good and service companies such as food and drug
- Largest concentration in Memphis, next to FedEx's "Super Hub"



Thermo Process Facility Sugarland, TX

Recent Acquisitions



Garden Village
San Pedro, CA



Sterling Ridge Estates
The Woodlands, TX



Sanofi Aventis Office Buildings
Bridgewater, NJ

Looking Ahead

- Credit markets improving for certain asset classes (multi-family, community shopping center and "trophy" properties)

- Increased buying opportunities at attractive cap rates

- Continued resilience of core real estate portfolio and strength in liquidity